J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Growth Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 17, 2013 to the

Statement of Additional Information dated November 1, 2012, as supplemented

The reference to the JPMorgan Dynamic Growth Fund on the cover of the Statement of Additional Information is replaced by the following:

JPMorgan Dynamic Growth Fund

(“Dynamic Growth Fund”)

Class A/DGAAX; Class C/DGXCX; Select Class/JDGSX; Class R5/DGFRX

SUP-SAI-DYGR-713